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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 24, 2005

                           GULF COAST OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                  000-32747                98-0128688
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(State or other jurisdiction of     (Commission             (IRS Employer
         incorporation)             File Number)         Identification No.)

  5847 San Felipe, Suite 1700,                                  77057
         Houston, Texas
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(Address of principal executive                               (Zip Code)
            offices)


Registrant's telephone number, including area code (713) 525-4530
                                                   --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240,13e-4(c))
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                                TABLE OF CONTENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS
SIGNATURES
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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS

Effective May 6, 2005, the Registrant accepted the resignation of Benjamin Carter as a member of the Board of Directors.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of May, 2005.

                           GULF COAST OIL & GAS, INC.

                          By: /s/ Massimiliano Pozzoni
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                              Massimiliano Pozzoni
                                    President